INVESTOR PRESENTATION Q1 2024 Kyle Marketplace | MSA: Austin

In ve st or P re se nt at io n INTRODUCTORY NOTES FORWARD-LOOKING STATEMENTS DISCLAIMER Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company's 2024 guidance, the amount and timing of payment of the Company's next quarterly dividend, the Company's expectation for continued growth and tenant demand for its centers, strength of and anticipated opportunities based on IVT's low leverage levels, or regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” "continue," “likely,” “will,” “would,” "outlook," "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward- looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. TRADEMARKS The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner. 2

OVERVIEW Plantation Grove | MSA: Orlando

In ve st or P re se nt at io n COMPANY OVERVIEW 63 Retail Properties 95% Sun Belt1 (Peer Average = 50%)3 87% Grocery Anchored1,2 (Peer Average = 85%)3 74 Avg. TAP Score (Peer Average = 68)3 10.4M Total GLA 165K Avg. Center Size Portfolio Statistics 2024 Guidance $1.67 - $1.71 Growth of 1.2% to 3.6% 2024 Core FFO Per Diluted Share 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio 2.75% - 3.75% 2024 SPNOI Growth Long-Term Targets 1. YTD NOI percentage owned as of March 31, 2024 2. YTD NOI percentage includes shadow-anchored grocers as of March 31, 2024 - Walmart, Target and warehouse clubs are considered grocers 3. Source: Green Street. Peers include BRX, KIM, KRG, PECO, REG, and ROIC 4 Northcross Commons | MSA: Charlotte

A SIMPLE AND FOCUSED INVESTMENT OPPORTUNITY

InvenTrust Properties

Sun Belt Markets with Strong, Persistent Migration

- Sector-leading Sun Belt concentration of 95%
- Attractive demographic trends – jobs, population, education and household income
- Long-term Sun Belt growth set to substantially outpace the national average

Corporate Sustainability And Governance

- GRESB participant since 2013
- Annual ESG report with five-year environmental reduction targets
- Management team and Board with extensive years of real estate experience
- Shareholder friendly governance structure
- Destaggered Board and opted out of MUTA


Essential Retail
Smart Locations
GROCERY-ANCHORED
INVESTMENT GRADE
ESG
SUN BELT

High-Performing, Grocery-Anchored Portfolio

- 87% of NOI derived from centers with a grocery presence
- Long-term embedded, in-place NOI growth
- Essential retail tenants drive recurring foot traffic
- Cycle-tested portfolio, providing durable cash flow

Strong Balance Sheet with Investment Capacity

- Investment grade balance sheet with ample liquidity
- Fitch rating BBB- / Stable outlook
- Conservative leverage enables self-funded growth strategy
- Limited and manageable debt maturities through '25
- Disciplined capital allocation approach

Retail Sector Tailwinds

- Minimal new supply dynamics well-below historical averages expected to continue
- Retail store openings outpacing closings in '23 and '24
- Strong employment metrics creates a resilient consumer
- Suburbanization and work from home trends

Investor Presentation
5

In ve st or P re se nt at io n STRONG FUNDAMENTALS AND SECTOR TAILWINDS STRIP CENTER SUPPLY GROWTH1 Year-Over-Year 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% ’24 to ’28 SUPPLY GROWTH PER YEAR BY ASSET TYPE1 Strip Center Supply Growth Significantly Below Other Asset Classes 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Industrial Apartment Office Strip1. Green Street Strip Center Sector Update, March 14, 2024 Historically low supply 6

In ve st or P re se nt at io n 3.6% 3.5% 3.5% 3.4% 3.3% 3.1% 3.1% 3.0% 3.0% 3.0% Austin Nashville Miami Fort Lauderdale Charlotte Palm Beach Orlando Seattle Boston Tampa STRONG FUNDAMENTALS AND SECTOR TAILWINDS 7 Robust Sun Belt demographics and essential retail dynamics driving long-term growth TOP U.S. GROWTH MARKETS1 Estimated Annualized NOI Growth ‘24 to ‘281 Current and Target Sun Belt Markets 7,802 3,937 6,637 5,325 9,670 11,306 3,718 2,269 2,752 578 '15 '16 '17 '18 '19 '20 '21 '22 '23 Q1 '24 STORE CLOSINGS2 Average : 5,935 per year Store Openings 2023 = ~4,650 Q1 2024 = ~1,580 1. Green Street Strip Center Sector Update, March 14, 2024 2. Bank of America 4Q23 Retail Quarterly – March 3, 2024

In ve st or P re se nt at io n 2024 FIRST QUARTER HIGHLIGHTS Operating Results $19.61 ABR Per SF1 96.3% Leased Occupancy 98.6% Anchor Tenant Leased Occupancy 92.1% Small Shop Leased Occupancy 90% Retention Rate 11.2% Leasing Spreads – New and Renewals Financial Performance 5.1x Net Debt-To- Adjusted EBITDA2 $421M Total Liquidity $0.91 2024 Annualized Dividend Rate 28% Net Leverage Ratio3 $0.44 Core FFO 4.1% SPNOI Growth 1. Total Portfolio ABR per SF as of March 31, 2024, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $21.08 as of March 31, 2024 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of March 31, 2024 3. Net debt to real estate assets, excluding property accumulated depreciation Paraiso Parc | MSA: Miami 8

PORTFOLIO Sonterra Village | MSA: San Antonio

In ve st or P re se nt at io n SUN BELT FOCUSED Established centers with necessity-based tenants drive performance in all economic conditionsClustered portfolio brings operational efficiencies and detailed market knowledge 10 Southern CA 12% San Antonio 3% Austin 17% Dallas / Fort Worth / Arlington 10% Houston 11% Atlanta 10% Tampa / St. Petersburg 5% Miami / Fort Lauderdale / West Palm Beach 10% Orlando 5% Charlotte 5% Raleigh / Durham 7% DC Metro 3% Richmond 1% Phoenix 1% InvenTrust Portfolio by Percentage of ABR1 Dallas 10%Houston 11% Miami 10% Top 5 60%Austin 17% Southern CA 12% Top 5 Markets by ABR Percentage of Total 1. YTD ABR of properties owned as of March 31, 2024 Sun Belt

In ve st or P re se nt at io n Neighborhood Center Trade Area 1-3 mi. • 38 properties • 3.8M GLA • 40% of NOI • $20.45 ABR1 Community Center Trade Area 3-5 mi. • 13 properties • 3.0M GLA • 30% of NOI • $20.15 ABR1 Power Center w/ Grocer Trade Area 5-10 mi. • 8 properties • 2.2M GLA • 18% of NOI • $17.45 ABR1 Power Center w/out Grocer Trade Area 5-10 mi. • 4 properties • 1.4M GLA • 12% of NOI • $19.32 ABR1 HIGH QUALITY ASSETS Rio Pinar Plaza | Orlando, FL Shops at the Galleria | Austin, TXSarasota Pavilion | Tampa, FLShops at Arbor Trails | Austin, TX Established centers with necessity-based tenants drive performance in all economic conditionsEstablished centers ith necessity-based tenants drive performance in all economic conditions Note: As of March 31, 2024. 1. Includes ground rent and excludes specialty leases 11

In ve st or P re se nt at io n ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX TOP 15 TENANTS # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 151 5.1 2 N/A 142 3.3 3 A 14 2.6 4 BB+ 6 2.3 5 N/A 53 2.2 6 AA 5 1.4 7 B+ 7 1.3 8 BBB+ 4 1.2 9 B- 7 1.1 10 N/A 8 1.1 11 BBB 3 1.0 12 N/A 3 0.9 13 N/A 4 0.9 14 A+ 2 0.9 15 N/A 9 0.9 Top 15 Total 106 26.2% *Grocer Established centers with necessity-based tenants drive performance in all economic conditionsRecession resistant tenants with limited exposure to distressed tenants Note: as of March 31, 2024 1. Includes one fuel pad 2. Includes three Publix Liquor locations 3. Includes one staff office RECENTLY EXECUTED LEASES ANCHORS SMALL SHOP 12

In ve st or P re se nt at io n PORTFOLIO COMPOSITION Established centers with necessity-based tenants drive performance in all economic conditionsDiverse and balanced tenant mix provides durable cash flows 13 Total Portfolio Composition % of ABR1 National Regional Local 68% 15% 17% Small ShopAnchor 42% 58% Anchor & Small Shop Composition % of ABR Grocery / Essential Retail Restaurants Other Retail / Services Tenant Composition % of ABR 19% 21% 60% Note: As of March 31, 2024. 1. Includes ground rent and excludes specialty leases 13PGA Plaza | MSA: West Palm Beach

In ve st or P re se nt at io n HEALTHY LEASING ACTIVITY CONTINUES Established centers with necessity-based tenants drive performance in all economic conditions Portfolio is experiencing unprecedented demand and occupancy levels 14 2020 2021 2022 2023 Q1 ‘24 LEASED OCCUPANCY 92.8% 96.3% 93.9% $18.21 $18.59 $19.08 $19.48 $19.61 2020 ABR PSF 2021 2022 Note: Data as of March 31, 2024 96.1% 96.2% 2023 Q1 ‘24

In ve st or P re se nt at io n GROWING ASSET BASE THROUGH ACQUISITIONS Established centers with necessity-based tenants drive performance in all economic conditionsAcquiring necessity-based retail assets in the Sun Belt MOORES MILL THE PLANT THE SHOPPES AT DAVIS LAKE MSA: Atlanta, GA MSA: Phoenix, AZ MSA: Charlotte, NC • Purchased Q2 2024 • ABR PSF - $24.63 • Publix anchored • 100% leased occupancy • 3-mile Avg. HHI - $186,000 • 3-mile Population – 69,200 • First asset in Phoenix MSA • Purchased Q1 2024 • ABR PSF - $28.74 • Sprouts anchored • 100% leased occupancy • 3-mile Avg. HHI - $169,000 • 3-mile Population – 88,600 • Purchased 2023 • ABR PSF - $16.68 • Harris Teeter anchored • 95% leased occupancy • 3-mile Avg. HHI - $96,200 • 3-mile Population – 68,000 15

DISCIPLINED REDEVELOPMENT PROGRAM

InvenTrust Properties

Enhancing the consumer experience by revitalizing properties



PAVILION at LaQUINTA – La Quinta, CA	
Status:	Active
Est. Completion Date:	2024
Project Description:	Redevelopment of a freestanding building


COSTCO
WHOLESALE

SOUTHERN PALM CROSSING - Miami, FL	
Status:	Active
Est. Completion Date:	2024
Project Description:	Redevelopment of a former bank building for a freestanding building with a drive-through


HomeGoods

BUCKHEAD CROSSING – Atlanta, GA	
Status:	Active
Est. Completion Date:	2024
Project Description:	Anchor space repositioning, including re-merchandising of the shopping center


Kroger

SANDY PLAINS CENTRE – Atlanta, GA	
Status:	Active
Est. Completion Date:	2025
Project Description:	Redevelopment and expansion to accommodate a 10,000 sq. ft. swim school and additional small shop space


Publix

SARASOTA PAVILION - Tampa, FL	
Status:	Active
Est. Completion Date:	2025
Project Description:	Redevelopment and remerchandising of former anchor space to two anchor spaces, plus additional small shop space


PRE DEVELOPMENT

PRE-DEVELOPMENT (15 Projects)	
Status:	Pre-Development
Est. Completion Date:	2024+
Project Description:	Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Note: The Company's estimated timing of completion may be impacted by factors outside of management's control, including global supply constraints or government restrictions

Investor Presentation

16

IVT

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE Cary Park Town Center | MSA: Raleigh

ESG OVERVIEW

InvenTrust Properties

InvenTrust is committed to the principles of ESG to create long-term shareholder value

ENVIRONMENTAL

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Signed 13 EV charging station deals and named an "EV Charging Hero" by EVgo in 2022
- InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2024

SOCIAL

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2023
- 100% of employees participated in a charitable event and/or fundraiser in 2022 and 2023
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

GOVERNANCE

- InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- In 2022, InvenTrust achieved 33% Board of Directors diversity
- Robust investor engagement program led by Investor Relations team and the Corporate Secretary's office

GRESB | GREEN LEASE LEADER | TOP WORK PLACES 2023 | TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES | SASB SUSTAINABILITY ACCOUNTING STANDARDS BOARD | GRI

ESG Report

Investor Presentation
18

ESG GOALS AND PROGRESS

InvenTrust Properties

InvenTrust set measurable goals to own and manage environmentally-friendly shopping centers; create innovative and inclusive work and community environments; and execute processes, reporting, and training to conduct business in a manner that upholds high standards of ethics and integrity. Below are the company's five-year goals and their status as of InvenTrust's latest ESG report.

	FIVE YEAR GOALS	RESULTS	PROGRESS
Environmental	100% of InvenTrust properties have energy management systems installed	84%	ACHIEVED
	100% of landlord-controlled common area lighting [1] upgraded to energy-efficient LEDs	65%	ACHIEVED
	100% of InvenTrust properties have water efficient landscaping systems installed	44%	74%
	100% of InvenTrust properties assessed for climate risks	10%	ACHIEVED
	25% reduction in like-for-like landlord-controlled common area Scope 2 greenhouse gas (GHG) emissions (2021 baseline year)	EVALUATING	GOAL SET
	25% reduction in like-for-like landlord-controlled common area electricity usage (2021 baseline year)	EVALUATING	GOAL SET
	5% reduction in like-for-like landlord-controlled common area water usage (2021 baseline year)	EVALUATING	GOAL SET
	20% of landlord-controlled waste diverted from landfills	EVALUATING	GOAL SET
	50% of properties have EV charging stations installed	EVALUATING	GOAL SET
Social	Maintain an average overall tenant satisfaction index score of 80 based on 100% coverage of tenant satisfaction surveys annually	ACHIEVED	ACHIEVED
	100% of employees complete annual training on ESG development	ACHIEVED	ACHIEVED
	100% of employees complete annual anti-harassment training	ACHIEVED	ACHIEVED
	100% annual employee participation in charitable volunteer events and/or fundraisers	91%	ACHIEVED
	80% or greater annual employee satisfaction rate	GOAL SET	ACHIEVED
	100% of employees complete annual Diversity, Equity & Inclusion (DEI) training	GOAL SET	ACHIEVED
Governance	Participate annually in the GRESB Real Estate Assessment	ACHIEVED	ACHIEVED
	100% of employees complete annual Code of Business Conduct and Ethics training	ACHIEVED	ACHIEVED
	100% of employees complete annual Cybersecurity training	ACHIEVED	ACHIEVED
	30% diversity among our Board of Directors	83%	ACHIEVED

1. *Common area lighting defined as parking lot lighting only, excludes properties acquired during Q4 2022*

Investor Presentation

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STRONG AND EXPERIENCED BOARD OF DIRECTORS

InvenTrust Properties

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Board Experience

5/9 Current or Former C-Suite	**6/9** Real Estate
6/9 Investment or Financial	**5/9** Retail
89% Independent	**33%** Female
59 Average Age	**8 yrs** Average Tenure



Julian E. Whitehurst
Chairperson since 2023
Director since 2016
Compensation - M

- Former CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Paula J. Saban
Director since 2004
Compensation – M
Nominating & Corporate Governance - M

- Previously served as the Chairperson of the Board from 2017 until November 2023.
- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Scott A. Nelson
Director since 2016
Nominating & Corporate Governance - C

- Principal & Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corp., Oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Thomas F. Glavin
Director since 2007
Audit - M, FE;
Nominating & Corporate Governance - M

- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former partner at Gateway Homes, senior manager at Touche Ross & Co., and internal auditor at Vavrus & Associates



Michael A. Stein
Director since 2016
Audit – M; FE
Compensation - M

- Former Senior Vice President and CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP & CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc., and former Partner at Arthur Andersen LLP



Amanda Black
Director since 2018
Audit - C, FE

- Former Chief Investment Officer and Managing Director of JLP Asset Mgmt.
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investment



Stuart Aitken
Director since 2017
Compensation - C

- Chief Merchant and Marketing Officer at The Kroger Co.
- Former Group Vice President of The Kroger Co. & CEO of 84.51°(data analytics firm)
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Daniel J. (DJ) Busch
President, CEO & Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Smita Shah
Director since 2022
Audit – M
Nominating & Corporate Governance - M

- Founder and CEO of SPAAN Tech, Inc
- Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

Note: C – Chair; M – Member; FE – Financial Expert

20
Investor Presentation
IVT

BALANCE SHEET AND 2024 OUTLOOK The Parke | MSA: Austin

In ve st or P re se nt at io n INVESTMENT GRADE BALANCE SHEET1 DEBT MATURITY SCHEDULE1,2 ($ Millions) 2024 2025 $26 2026 2027 $200 $226 2028 Thereafter $282 $32 Secured Unsecured $88 $36 BBB- / Stable Fitch $421 million Liquidity 4.3% Weighted Average Interest Rate 4.3x Fixed Charge Coverage 5.1x2 Net Debt-to-Adjusted EBITDA 3.7 Years3 Weighted Average Maturity $200 $250 1. As of March 31, 2024 2. Trailing twelve months 3. Excludes available extension options 22 $0

In ve st or P re se nt at io n CONSERVATIVE LEVERAGE PROFILE NET LEVERAGE RATIO (NET DEBT + PREFERRED AS % OF GROSS ASSETS) 1 Peer Average : 36% 30% 30% 37% 40% 41% InvenTrust maintains a low leverage business model NET DEBT-TO-ADJUSTED EBITDA1 4.9x 4.9x 5.2x 5.9x 6.1x 6.8x Peer Average : 5.6x 4.8x 27% 37% 1. Forward metric provided by Green Street Strip Center Sector Update, March 14, 2024. As of March 31, 2024, IVT’s TTM Net Debt-to-Adjusted EBITDA is 5.1x and Net Leverage is 28% 23

In ve st or P re se nt at io n $0.68 $0.70 $0.72 $0.74 $0.76 $0.78 $0.82 $0.86 $0.91 2016 2017 2018 2019 2020 2021 2022 2023 2024 SUSTAINABLE DIVIDEND GROWTH Steady dividend increase with additional capacity to grow in the future HISTORICAL AND PROJECTED DIVIDEND PAYMENTS Aggregate dividends declared as a percentage of Core FFO = 51%1 1. Aggregate distributions declared (as a % of Core FFO) for the three months ended March 31, 2024 24 Annualized

In ve st or P re se nt at io n INVENTRUST DELIVERS CASH FLOW GROWTH Net Income Per Diluted Share $0.06 to $0.12 UPDATED NAREIT FFO Per Diluted Share Core FFO Per Diluted Share SPNOI Growth 2024 Updated Guidance $0.04 to $0.10 INITIAL $1.71 to $1.77 UPDATED $1.69 to $1.75 INITIAL $1.67 to $1.71 UPDATED $1.66 to $1.70 INITIAL 2.75% to 3.75% UPDATED 2.25% to 3.25% INITIAL Pavilion at La Quinta | MSA: Southern CA 25

In ve st or P re se nt at io n LONG-TERM GROWTH PROFILE EMBEDDED RENT ESCALATIONS ESCALATING LEASING SPREADS FOR NEW AND RENEWALS INCREMENTAL OCCUPANCY INCREASES REDEVELOPMENT ACQUISITIONS Stable and durable components of annual cash flow growth 26 Bay Landing | MSA: Tampa/St. Petersburg

APPENDIX Cyfair Town Center | MSA: Houston

In ve st or P re se nt at io n NON-GAAP MEASURES AND DEFINITION OF TERMS Adjusted EBITDA The Company’s non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture's Adjusted EBITDA on the same basis. NAREIT Funds From Operations (NAREIT FFO) and Core FFO The Company’s non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Net Debt-to-Adjusted EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA. Non-GAAP Financial Measures In addition to measures prepared in accordance with United States (U.S.) generally accepted accounting principles (“GAAP”) measures, this presentation includes certain non-GAAP financial measures and other terms that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein. Same Property NOI or SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments ("GAAP Rent Adjustments"). NOI from other investment properties includes adjustments for the Company’s captive insurance company. 28

In ve st or P re se nt at io n RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: in thousands. 29 Three Months Ended March 31 2024 2023 Income Minimum base rent $ 38,538 $ 37,739 Real estate tax recoveries 7,612 8,094 Common area maintenance, insurance, and other recoveries 7,100 6,533 Ground rent income 3,877 3,954 Short-term and other lease income 1,253 1,292 Reversal of uncollectible billed rent and recoveries, net 102 300 Other property income 271 277 Total income 58,753 58,189 Operating Expenses Property operating 8,934 9,327 Real estate taxes 8,346 9,005 Total operating expenses 17,280 18,332 Same Property NOI $ 41,473 $ 39,857 % Change 4.1 % Same Property count 57

In ve st or P re se nt at io n RECONCILIATION OF NET (LOSS) INCOME TO SAME PROPERTY NOI Same Property NOI Note: in thousands. (a) Adjustments to NOI include termination fee income and expense and GAAP Rent Adjustments. 30 Three Months Ended March 31 2024 2023 Net income $ 2,900 $ 1,133 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (858) (447) Equity in losses of unconsolidated entities — 663 Interest expense, net 9,634 9,509 Depreciation and amortization 28,168 26,758 General and administrative 7,974 7,731 Other fee income — (80) Adjustments to NOI (a) (2,043) (2,559) NOI 45,775 42,708 NOI from other investment properties (4,302) (2,851) Same Property NOI $ 41,473 $ 39,857

RECONCILIATION OF NON-GAAP MEASURES

InvenTrust Properties

NAREIT FFO & Core FFO

Note: in thousands.

	Three Months Ended March 31	
	2024	2023
Net income	$ 2,900	$ 1,133
Depreciation and amortization related to investment properties	27,946	26,543
Unconsolidated joint venture adjustments (a)	—	342
Nareit FFO Applicable to Common Shares and Dilutive Securities	30,846	28,018
Amortization of market lease intangibles and inducements, net	(576)	(1,516)
Straight-line rent adjustments, net	(906)	(909)
Amortization of debt discounts and financing costs	575	854
Depreciation and amortization of corporate assets	222	215
Non-operating income and expense, net (b)	(180)	865
Unconsolidated joint venture adjustments (c)	—	(156)
Core FFO Applicable to Common Shares and Dilutive Securities	$ 29,981	$ 27,371
Weighted average common shares outstanding - basic	67,874,528	67,508,641
Dilutive effect of unvested restricted shares (d)	397,522	145,883
Weighted average common shares outstanding - diluted	68,272,050	67,654,524
Net income per diluted share	$ 42,477.12	$ 16,746.85
Nareit FFO per diluted share	$ 0.45	$ 0.41
Core FFO per diluted share	$ 0.44	$ 0.40

(a) Reflects the Company's share of adjustments for IAGM's Nareit FFO on the same basis as InvenTrust.
(b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023.
(c) Reflects the Company's share of adjustments for IAGM's Core FFO on the same basis as InvenTrust.
(d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

Investor Presentation

31

RECONCILIATION OF NON-GAAP MEASURES

EBITDA & Adjusted EBITDA

Note: in thousands.

	Three Months Ended March 31	
	2024	2023
Net income	$ 2,900	$ 1,133
Interest expense, net	9,634	9,509
Income tax expense	133	126
Depreciation and amortization	28,168	26,758
Unconsolidated joint venture adjustments (a)	—	423
EBITDA	40,835	37,949
Amortization of market-lease intangibles and inducements, net	(576)	(1,516)
Straight-line rent adjustments, net	(906)	(909)
Non-operating income and expense, net (b)	(180)	865
Unconsolidated joint venture adjustments (c)	—	(172)
Adjusted EBITDA	$ 39,173	$ 36,217

(a) Reflects the Company's share of adjustments for IAGM's EBITDA on the same basis as InvenTrust.
(b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023.
(c) Reflects the Company's share of adjustments for IAGM's Adjusted EBITDA on the same basis as InvenTrust.

Investor Presentation
32

In ve st or P re se nt at io n RECONCILIATION OF 2024 GUIDANCE RANGE Note: in thousands. Estimated net income per share to estimated NAREIT FFO and Core FFO per diluted share 33 (Unaudited) Low End High End Net income per diluted share $ 0.06 $ 0.12 Depreciation and amortization related to investment properties 1.65 1.65 Nareit FFO per diluted share 1.71 1.77 Amortization of market-lease intangibles and inducements, net (0.03) (0.04) Straight-line rent adjustments, net (0.04) (0.05) Amortization of debt discounts and financing costs 0.03 0.03 Core FFO per diluted share $ 1.67 $ 1.71 The following table provides a reconciliation of the range of the Company's 2024 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

INVENTRUST PROPERTIES CORP. (IVT) Investor Presentation Quarterly Earnings Materials Complete 2022 ESG Report Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510